SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________

         Date of Report (Date of earliest event reported): June 15, 2006

                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                   0-32513                 87-0403239
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)           Identification No.)

            111 Airport Road, Warwick, Rhode Island       02889
            (Address of principal executive offices)   (Zip code)

                                 (401) 352-2300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(b)      Departure of Directors or Principal Officers

Please see the disclosure set forth under "Item 8.01 - Other Events," which is incorporated into this Item 5.02 by this reference.

ITEM 8.01 - OTHER EVENTS

Effective June 15, 2006, Steven Harris resigned from the Board of Directors of ICOA, Inc. (the "Company"). Mr. Harris resigned from the Board of Directors in order to pursue other business opportunities. The Board of Directors is considering the appointment of a new Board member with the industry expertise required to fill the vacancy created.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date:    June 21, 2006                       By:      /s/ Rick Schiffmann
                                                      --------------------------
                                             Name:    Rick Schiffmann
                                             Its:     Chief Executive Officer